SUPPLEMENT DATED JULY 15, 2004

TO PROSPECTUSES DATED APRIL 30, 2004
FOR ALL-STAR NY, ALL-STAR EXTRA NY,
ALL-STAR FREEDOM NY, and ALL-STAR TRADITIONS NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about All-Star NY, All-Star Extra NY, All-Star Freedom NY, and All-Star Traditions NY.

Effective August 13, 2004, these products will no longer be available for sale. Existing contract owners may continue to make purchase payments under their contract in accordance with the terms and conditions of that contract.

AS-36/431S-0704